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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        --------------------------------



                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 14, 2001



                                 Dice Inc.
         -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                               0-25107              13-3899472
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(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
of Incorporation)                                           Identification No.)

          3 Park Avenue, New York, NY                   10016
    (Address of Principal Executive Offices)            (Zip Code)

                                 (212) 725-6550
              (Registrant's telephone number, including area code)

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                                     Item 5

EarthWeb Inc. changed its corporate name to Dice Inc. on June 13, 2001 after receiving board approval and stockholder approval.


All filings made with the SEC by the Company on or after June 14, 2001 will appear under the Dice Inc. name, while all filings made prior to that date will appear under the EarthWeb Inc. name.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DICE INC.
                                         (Registrant)

                                         By: /s/ Brian P. Campbell
                                         ----------------------------------
                                         Vice President and General Counsel